Exhibit 99.1

Quanta Services, Inc. and Subsidiaries 2015 Statement of Operations Recast for Discontinued Operations (In thousands, except per share data) (Unaudited)

Three Months Ended March 31, 2015
Revenues	$1,861,386
Cost of services (including depreciation)	1,623,480

Gross profit	237,906
Selling, general and administrative expenses	145,463
Amortization of intangible assets	8,293

Operating income	84,150
Interest expense	(1,400)
Interest income	453
Other income (expense), net	(212)

Income from continuing operations before income taxes	82,991
Provision for income taxes	30,601

Net income from continuing operations	52,390
Net income from discontinued operations	5,795

Net income	58,185
Less: Net income attributable to non-controlling interests	4,701

Net income attributable to common stock	$53,484

Amounts attributable to common stock:
Net income from continuing operations	$47,689
Net income from discontinued operations	5,795

Net income attributable to common stock	$53,484

Earnings per share attributable to common stock - basic:
Continuing operations	$0.22
Discontinued operations	0.03

Net income attributable to common stock	$0.25

Earnings per share attributable to common stock - diluted:
Continuing operations	$0.22
Discontinued operations	0.03

Net income attributable to common stock	$0.25

Shares used in computing earnings per share:
Weighted average basic shares outstanding	215,473

Weighted average diluted shares outstanding	215,490

Quanta Services, Inc. and Subsidiaries 2014 Statements of Operations Recast for Discontinued Operations (In thousands, except per share data) (Unaudited)

	Three Months Ended March 31, 2014	Three Months Ended June 30, 2014	Six Months Ended June 30, 2014	Three Months Ended September 30, 2014	Nine Months Ended September 30, 2014	Three Months Ended December 31, 2014	Twelve Months Ended December 31, 2014
Revenues	$1,735,448	$1,838,209	$3,573,657	$2,145,958	$5,719,615	$2,027,614	$7,747,229

Cost of services (including depreciation)	1,479,394	1,574,000	3,053,394	1,809,055	4,862,449	1,715,986	6,578,435

Gross profit	256,054	264,209	520,263	336,903	857,166	311,628	1,168,794
Selling, general and administrative expenses	168,889	135,210	304,099	196,494	500,593	204,884	705,477
Amortization of intangible assets	7,833	8,202	16,035	9,125	25,160	9,097	34,257

Operating income	79,332	120,797	200,129	131,284	331,413	97,647	429,060
Interest expense	(982)	(1,128)	(2,110)	(1,321)	(3,431)	(1,334)	(4,765)
Interest income	1,542	599	2,141	900	3,041	695	3,736
Equity in earnings (losses) of unconsolidated affiliates	—	(332)	(332)	—	(332)	—	(332)
Other income (expense), net	644	(901)	(257)	(378)	(635)	(465)	(1,100)

Income from continuing operations before income taxes	80,536	119,035	199,571	130,485	330,056	96,543	426,599
Provision for income taxes	28,854	41,220	70,074	37,195	107,269	31,738	139,007

Net income from continuing operations	51,682	77,815	129,497	93,290	222,787	64,805	287,592
Net income from discontinued operations	6,966	7,629	14,595	6,725	21,320	6,170	27,490

Net income	58,648	85,444	144,092	100,015	244,107	70,975	315,082
Less: Net income attributable to non-controlling interests	4,240	4,362	8,602	5,367	13,969	4,399	18,368

Net income attributable to common stock	$54,408	$81,082	$135,490	$94,648	$230,138	$66,576	$296,714

Amounts attributable to common stock:
Net income from continuing operations	$47,442	$73,453	$120,895	$87,923	$208,818	$60,406	$269,224
Net income (loss) from discontinued operations	6,966	7,629	14,595	6,725	21,320	6,170	27,490

Net income attributable to common stock	$54,408	$81,082	$135,490	$94,648	$230,138	$66,576	$296,714

Earnings (loss) per share attributable to common stock - basic: (a)
Continuing operations	$0.22	$0.33	$0.55	$0.40	$0.95	$0.27	$1.22
Discontinued operations	0.03	0.04	0.07	0.03	0.10	0.03	0.13

Net income attributable to common stock	$0.25	$0.37	$0.62	$0.43	$1.05	$0.30	$1.35

Earnings (loss) per share attributable to common stock - diluted: (a)
Continuing operations	$0.22	$0.33	$0.55	$0.40	$0.95	$0.27	$1.22
Discontinued operations	0.03	0.04	0.07	0.03	0.10	0.03	0.13

Net income attributable to common stock	$0.25	$0.37	$0.62	$0.43	$1.05	$0.30	$1.35

Shares used in computing earnings per share:
Weighted average basic shares outstanding	219,033	219,612	219,345	219,492	219,395	220,451	219,668

Weighted average diluted shares outstanding	219,075	219,642	219,375	219,517	219,420	220,472	219,690

(a)	The sum of the individual quarterly earnings per share amounts may not equal year-to-date earnings per share as the computation for each quarterly period is based on the weighted average number of shares outstanding during that period.

Quanta Services, Inc. and Subsidiaries
2013 Statements of Operations Recast for Discontinued Operations
(In thousands, except per share data)
(Unaudited)

	Three Months Ended March 31, 2013	Three Months Ended June 30, 2013	Six Months Ended June 30, 2013	Three Months Ended September 30, 2013	Nine Months Ended September 30, 2013	Three Months Ended December 31, 2013	Twelve Months Ended December 31, 2013
Revenues	$1,554,118	$1,447,263	$3,001,381	$1,618,049	$4,619,430	$1,792,147	$6,411,577

Cost of services (including depreciation)	1,336,304	1,223,377	2,559,681	1,362,172	3,921,853	1,502,791	5,424,644

Gross profit	217,814	223,886	441,700	255,877	697,577	289,356	986,933
Selling, general and administrative expenses	109,905	115,163	225,068	120,966	346,034	139,035	485,069
Amortization of intangible assets	4,888	4,667	9,555	6,613	16,168	9,697	25,865

Operating income	103,021	104,056	207,077	128,298	335,375	140,624	475,999
Interest expense	(502)	(503)	(1,005)	(475)	(1,480)	(1,188)	(2,668)
Interest income	521	568	1,089	1,139	2,228	1,150	3,378
Equity in earnings of unconsolidated affiliates, including gain on sale of investment	—	—	—	—	—	112,744	112,744
Other income (expense), net	(514)	(352)	(866)	(825)	(1,691)	558	(1,133)

Income from continuing operations before income taxes	102,526	103,769	206,295	128,137	334,432	253,888	588,320
Provision for income taxes	35,388	36,796	72,184	37,724	109,908	86,967	196,875

Net income from continuing operations	67,138	66,973	134,111	90,413	224,524	166,921	391,445
Net income from discontinued operations	9,719	7,753	17,472	7,996	25,468	4,396	29,864

Net income	76,857	74,726	151,583	98,409	249,992	171,317	421,309
Less: Net income attributable to non-controlling interests	4,776	4,489	9,265	5,503	14,768	4,620	19,388

Net income attributable to common stock	$72,081	$70,237	$142,318	$92,906	$235,224	$166,697	$401,921

Amounts attributable to common stock:
Net income from continuing operations	$62,362	$62,484	$124,846	$84,910	$209,756	$162,301	$372,057
Net income (loss) from discontinued operations	9,719	7,753	17,472	7,996	25,468	4,396	29,864

Net income attributable to common stock	$72,081	$70,237	$142,318	$92,906	$235,224	$166,697	$401,921

Earnings (loss) per share attributable to common stock - basic: (a)
Continuing operations	$0.29	$0.30	$0.59	$0.39	$0.98	$0.75	$1.73
Discontinued operations	0.05	0.03	0.08	0.04	0.12	0.02	0.14

Net income attributable to common stock	$0.34	$0.33	$0.67	$0.43	$1.10	$0.77	$1.87

Earnings (loss) per share attributable to common stock - diluted: (a)
Continuing operations	$0.29	$0.30	$0.59	$0.39	$0.98	$0.75	$1.73
Discontinued operations	0.05	0.03	0.08	0.04	0.12	0.02	0.14

Net income attributable to common stock	$0.34	$0.33	$0.67	$0.43	$1.10	$0.77	$1.87

Shares used in computing earnings per share:
Weighted average basic shares outstanding	213,453	214,314	213,833	214,866	214,178	217,287	214,929

Weighted average diluted shares outstanding	213,512	214,368	213,886	214,916	214,229	217,338	214,978

(a)	The sum of the individual quarterly earnings per share amounts may not equal year-to-date earnings per share as the computation for each quarterly period is based on the weighted average number of shares outstanding during that period.

Quanta Services, Inc. and Subsidiaries
2015, 2014 and 2013 Segment Data Recast for Discontinued Operations
(In thousands)
(Unaudited)

	Three Months Ended March 31, 2015
Revenues:
Electric Power Infrastructure	$1,240,292
Oil and Gas Infrastructure	621,094

Consolidated revenues	$1,861,386

Operating income (loss):
Electric Power Infrastructure	$108,992
Oil and Gas Infrastructure	24,147
Corporate and Non-Allocated Costs	(48,989)

Consolidated operating income	$84,150

	Three Months Ended March 31, 2014	Three Months Ended June 30, 2014	Six Months Ended June 30, 2014	Three Months Ended September 30, 2014	Nine Months Ended September 30, 2014	Three Months Ended December 31, 2014	Twelve Months Ended December 31, 2014
Revenues:
Electric Power Infrastructure	$1,289,591	$1,252,842	$2,542,433	$1,396,157	$3,938,590	$1,364,081	$5,302,671
Oil and Gas Infrastructure	445,857	585,367	1,031,224	749,801	1,781,025	663,533	2,444,558

Consolidated revenues	$1,735,448	$1,838,209	$3,573,657	$2,145,958	$5,719,615	$2,027,614	$7,747,229

Operating income (loss):
Electric Power Infrastructure	$144,488	$112,836	$257,324	$104,365	$361,689	$101,296	$462,985
Oil and Gas Infrastructure	(21,172)	55,583	34,411	74,824	109,235	53,562	162,797
Corporate and Non-Allocated Costs	(43,984)	(47,622)	(91,606)	(47,905)	(139,511)	(57,211)	(196,722)

Consolidated operating income	$79,332	$120,797	$200,129	$131,284	$331,413	$97,647	$429,060

	Three Months Ended March 31, 2013	Three Months Ended June 30, 2013	Six Months Ended June 30, 2013	Three Months Ended September 30, 2013	Nine Months Ended September 30, 2013	Three Months Ended December 31, 2013	Twelve Months Ended December 31, 2013
Revenues:
Electric Power Infrastructure	$1,195,186	$1,061,321	$2,256,507	$1,065,669	$3,322,176	$1,219,786	$4,541,962
Oil and Gas Infrastructure	358,932	385,942	744,874	552,380	1,297,254	572,361	1,869,615

Consolidated revenues	$1,554,118	$1,447,263	$3,001,381	$1,618,049	$4,619,430	$1,792,147	$6,411,577

Operating income (loss):
Electric Power Infrastructure	$132,483	$121,324	$253,807	$122,973	$376,780	$146,575	$523,355
Oil and Gas Infrastructure	10,357	27,644	38,001	49,873	87,874	50,669	138,543
Corporate and Non-Allocated Costs	(39,819)	(44,912)	(84,731)	(44,548)	(129,279)	(56,620)	(185,899)

Consolidated operating income	$103,021	$104,056	$207,077	$128,298	$335,375	$140,624	$475,999

Quanta Services, Inc. and Subsidiaries
Reconciliation of 2015 Non-GAAP Financial Measures Recast for Discontinued Operations
(In thousands, except per share data)
(Unaudited)

The following table presents the non-GAAP financial measure of adjusted diluted earnings per share from continuing operations for the first quarter of 2015. The non-GAAP measure of adjusted diluted earnings per share from continuing operations is provided to enable investors to evaluate performance excluding the effects of items that management believes impact the comparability of operating results between periods. As to certain of the items below, (i) amortization of intangible assets is impacted by Quanta’s acquisition activity, which can cause these amounts to vary from period to period; (ii) non-cash stock-based compensation expense may vary due to acquisition activity, factors influencing the estimated fair value of performance-based awards, forfeiture rates, accelerated vesting and amounts granted during the period and (iii) acquisition costs vary period to period depending on the level of Quanta’s acquisition activity ongoing during the period.

Three Months Ended March 31, 2015
Adjusted diluted earnings per share from continuing operations:
Net income from continuing operations attributable to common stock (GAAP as reported)	$47,689
Adjustments, net of income taxes:
Acquisition and integration costs	1,232

Adjusted net income from continuing operations attributable to common stock before certain non-cash adjustments	48,921
Non-cash stock-based compensation, net of income taxes (d)	5,777
Amortization of intangible assets, net of income taxes (d)	5,606

Adjusted net income from continuing operations attributable to common stock for adjusted diluted earnings per share from continuing operations	$60,304

Calculation of weighted average shares for adjusted diluted earnings per share from continuing operations:
Weighted average shares outstanding for basic earnings per share	215,473
Effect of dilutive stock options	17

Weighted average shares outstanding for adjusted diluted earnings per share	215,490

Adjusted diluted earnings per share from continuing operations (e)	$0.28

Quanta Services, Inc. and Subsidiaries
Reconciliation of 2014 Non-GAAP Financial Measures Recast for Discontinued Operations
(In thousands, except per share data)
(Unaudited)

The following table presents the non-GAAP financial measure of adjusted diluted earnings per share from continuing operations for the four quarters of 2014, along with the corresponding year-to-date amounts for each period presented. The non-GAAP measure of adjusted diluted earnings per share from continuing operations is provided to enable investors to evaluate performance excluding the effects of items that management believes impact the comparability of operating results between periods. As to certain of the items below, (i) amortization of intangible assets is impacted by Quanta’s acquisition activity, which can cause these amounts to vary from period to period; (ii) non-cash stock-based compensation expense may vary due to acquisition activity, factors influencing the estimated fair value of performance-based awards, forfeiture rates, accelerated vesting and amounts granted during the period, (iii) acquisition costs vary period to period depending on the level of Quanta’s acquisition activity ongoing during the period and (iv) tax contingency releases vary period to period depending on the level of reserves for uncertain tax positions and the expiration dates of various federal and state tax statutes of limitations. Additionally, the following items are not regularly occurring operational items: (i) the charge to provision for long-term contract receivable and (ii) the expense associated with the arbitration decision.

	Three Months Ended March 31, 2014	Three Months Ended June 30, 2014	Six Months Ended June 30, 2014	Three Months Ended September 30, 2014	Nine Months Ended September 30, 2014	Three Months Ended December 31, 2014	Twelve Months Ended December 31, 2014
Adjusted diluted earnings per share from continuing operations:
Net income from continuing operations attributable to common stock (GAAP as reported)	$47,442	$73,453	$120,895	$87,923	$208,818	$60,406	$269,224
Adjustments, net of income taxes:
Provision for long-term contract receivable (a)	—	—	—	32,287	32,287	30,265	62,552
Arbitration expense (b)	25,822	—	25,822	—	25,822	—	25,822
Impact of tax contingency releases (c)	—	—	—	(4,883)	(4,883)	(3,216)	(8,099)
Acquisition and integration costs	3,628	762	4,390	1,383	5,773	5,980	11,753

Adjusted net income from continuing operations attributable to common stock before certain non-cash adjustments	76,892	74,215	151,107	116,710	267,817	93,435	361,252
Non-cash stock-based compensation, net of income taxes (d)	6,003	6,107	12,110	4,512	16,622	6,222	22,844
Amortization of intangible assets, net of income taxes (d)	4,943	5,391	10,334	6,055	16,389	6,020	22,409

Adjusted net income from continuing operations attributable to common stock for adjusted diluted earnings per share from continuing operations	$87,838	$85,713	$173,551	$127,277	$300,828	$105,677	$406,505

Calculation of weighted average shares for adjusted diluted earnings per share from continuing operations:
Weighted average shares outstanding for basic earnings per share	219,033	219,612	219,345	219,492	219,395	220,451	219,668
Effect of dilutive stock options	42	30	30	25	25	21	22

Weighted average shares outstanding for adjusted diluted earnings per share	219,075	219,642	219,375	219,517	219,420	220,472	219,690

Adjusted diluted earnings per share from continuing operations (e)	$0.40	$0.39	$0.79	$0.58	$1.37	$0.48	$1.85

(a)	These amounts reflect the elimination of charges to provision for long-term contract receivable associated with an electric power infrastructure services project completed in 2012.
(b)	These amounts reflect the elimination of the expense recorded in the first quarter of 2014 resulting from an arbitration decision associated with a contract dispute on a 2010 directional drilling project.
(c)	These amounts reflect the elimination of tax benefits primarily associated with the expiration of various federal and state tax statute of limitations periods.
(d)	These amounts are attributable to continuing operations.
(e)	The sum of the individual quarterly earnings per share amounts may not equal year-to-date earnings per share as the computation for each quarterly period is based on the weighted average number of shares outstanding during that period.

Quanta Services, Inc. and Subsidiaries
Reconciliation of 2013 Non-GAAP Financial Measures Recast for Discontinued Operations
(In thousands, except per share data)
(Unaudited)

The following table presents the non-GAAP financial measure of adjusted diluted earnings per share from continuing operations for the four quarters of 2013, along with the corresponding year-to-date amounts for each period presented. The non-GAAP measure of adjusted diluted earnings per share from continuing operations is provided to enable investors to evaluate performance excluding the effects of items that management believes impact the comparability of operating results between periods. As to certain of the items below, (i) amortization of intangible assets is impacted by Quanta’s acquisition activity, which can cause these amounts to vary from period to period; (ii) non-cash stock-based compensation expense may vary due to acquisition activity, factors influencing the estimated fair value of performance-based awards, forfeiture rates, accelerated vesting and amounts granted during the period, (iii) acquisition costs vary period to period depending on the level of Quanta’s acquisition activity ongoing during the period, and (iv) tax contingency releases vary period to period depending on the level of reserves for uncertain tax positions and the expiration dates of various federal and state tax statutes of limitations. Additionally, the gain on the sale of an equity ownership interest is not a regularly occurring operational item.

	Three Months Ended March 31, 2013	Three Months Ended June 30, 2013	Six Months Ended June 30, 2013	Three Months Ended September 30, 2013	Nine Months Ended September 30, 2013	Three Months Ended December 31, 2013	Twelve Months Ended December 31, 2013
Adjusted diluted earnings per share from continuing operations:
Net income from continuing operations attributable to common stock (GAAP as reported)	$62,362	$62,484	$124,846	$84,910	$209,756	$162,301	$372,057
Adjustments, net of income taxes:
Impact of sale of equity ownership in Howard Energy (a)	—	—	—	—	—	(70,477)	(70,477)
Impact of tax contingency releases (b)	—	—	—	(6,552)	(6,552)	(3,383)	(9,935)
Acquisition and integration costs	450	742	1,192	2,546	3,738	1,976	5,714

Adjusted net income from continuing operations attributable to common stock before certain non-cash adjustments	62,812	63,226	126,038	80,904	206,942	90,417	297,359
Non-cash stock-based compensation, net of income taxes (c)	4,702	7,132	11,834	4,462	16,296	4,677	20,973
Amortization of intangible assets, net of income taxes (c)	3,142	2,977	6,119	4,256	10,375	6,183	16,558

Adjusted net income from continuing operations attributable to common stock for adjusted diluted earnings per share	$70,656	$73,335	$143,991	$89,622	$233,613	$101,277	$334,890

Calculation of weighted average shares for adjusted diluted earnings per share from continuing operations:
Weighted average shares outstanding for basic earnings per share	213,453	214,314	213,833	214,866	214,178	217,287	214,929
Effect of dilutive stock options	59	54	53	50	51	51	49

Weighted average shares outstanding for adjusted diluted earnings per share	213,512	214,368	213,886	214,916	214,229	217,338	214,978

Adjusted diluted earnings per share from continuing operations (d)	$0.33	$0.34	$0.67	$0.42	$1.09	$0.47	$1.56

(a)	These amounts reflect the elimination of the gain on sale by Quanta of its equity ownership interest in Howard Midstream Energy Partners, LLC for cash proceeds of approximately $221 million on Dec. 6, 2013.
(b)	These amounts reflect the elimination of tax benefits primarily associated with the expiration of various federal and state tax statute of limitations periods.
(c)	These amounts are attributable to continuing operations.
(d)	The sum of the individual quarterly earnings per share amounts may not equal year-to-date earnings per share as the computation for each quarterly period is based on the weighted average number of shares outstanding during that period.

Quanta Services, Inc. and Subsidiaries
Reconciliation of 2015 EBITA, EBITDA and Adjusted EBITDA Recast for Discontinued Operations
(In thousands)
(Unaudited)

The following tables present the non-GAAP financial measures of EBITA, EBITDA and Adjusted EBITDA for the first quarter of 2015 recast to exclude the impact of discontinued operations. Management believes that EBITA, or earnings before interest, taxes and amortization, EBITDA and Adjusted EBITDA, which is earnings before interest, taxes, depreciation, amortization and certain other expenses as described below, provide useful information to investors, analysts and management in evaluating Quanta’s operating results period to period or in comparison with the results of Quanta’s competitors. These measures should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or as an alternative to net income or other measures of performance that are derived in accordance with GAAP.

Three Months Ended March 31, 2015

Reconciliation of EBITA, EBITDA and Adjusted EBITDA:
Net income from continuing operations attributable to common stock	$47,689
Interest expense	1,400
Interest income	(453)
Provision for income taxes	30,601
Amortization of intangible assets	8,293

EBITA	87,530
Depreciation expense	39,398

EBITDA	126,928
Acquisition and integration costs	1,479
Non-cash stock-based compensation	9,471

Adjusted EBITDA	$137,878

Quanta Services, Inc. and Subsidiaries
Reconciliation of 2014 EBITA, EBITDA and Adjusted EBITDA Recast for Discontinued Operations
(In thousands)
(Unaudited)

The following tables present the non-GAAP financial measures of EBITA, EBITDA and Adjusted EBITDA for all four quarters of 2014 along with the corresponding year-to-date amounts for each period presented, all recast to exclude the impact of discontinued operations. Management believes that EBITA, or earnings before interest, taxes and amortization, EBITDA and Adjusted EBITDA, which is earnings before interest, taxes, depreciation, amortization and certain other expenses as described below, provide useful information to investors, analysts and management in evaluating Quanta’s operating results period to period or in comparison with the results of Quanta’s competitors. These measures should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or as an alternative to net income or other measures of performance that are derived in accordance with GAAP.

	Three Months Ended March 31, 2014	Three Months Ended June 30, 2014	Six Months Ended June 30, 2014	Three Months Ended September 30, 2014	Nine Months Ended September 30, 2014	Three Months Ended December 31, 2014	Twelve Months Ended December 31, 2014
Reconciliation of EBITA, EBITDA and Adjusted EBITDA:

Net income from continuing operations attributable to common stock	$47,442	$73,453	$120,895	$87,923	$208,818	$60,406	$269,224
Interest expense	982	1,128	2,110	1,321	3,431	1,334	4,765
Interest income	(1,542)	(599)	(2,141)	(900)	(3,041)	(695)	(3,736)
Provision for income taxes	28,854	41,220	70,074	37,195	107,269	31,738	139,007
Amortization of intangible assets	7,833	8,202	16,035	9,125	25,160	9,097	34,257
Equity in earnings (losses) of unconsolidated subsidiaries	—	332	332	—	332	—	332

EBITA	83,569	123,736	207,305	134,664	341,969	101,880	443,849
Depreciation expense	32,847	33,907	66,754	36,485	103,239	37,867	141,106

EBITDA	116,416	157,643	274,059	171,149	445,208	139,747	584,955
Acquisition and integration costs	4,478	1,162	5,640	1,633	7,273	7,481	14,754
Non-cash stock-based compensation	9,840	10,012	19,852	7,397	27,249	10,200	37,449
Provision for long-term contract receivable	—	—	—	52,542	52,542	49,918	102,460
Arbitration expense	38,848	—	38,848	—	38,848	—	38,848

Adjusted EBITDA	$169,582	$168,817	$338,399	$232,721	$571,120	$207,346	$778,466

Quanta Services, Inc. and Subsidiaries
Reconciliation of 2013 EBITA, EBITDA and Adjusted EBITDA Recast for Discontinued Operations
(In thousands)
(Unaudited)

The following tables present the non-GAAP financial measures of EBITA, EBITDA and Adjusted EBITDA for all four quarters of 2013 along with the corresponding year-to-date amounts for each period presented, all recast to exclude the impact of discontinued operations. Management believes that EBITA, or earnings before interest, taxes and amortization, EBITDA and Adjusted EBITDA, which is earnings before interest, taxes, depreciation, amortization and certain other expenses as described below, provide useful information to investors, analysts and management in evaluating Quanta’s operating results period to period or in comparison with the results of Quanta’s competitors. These measures should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or as an alternative to net income or other measures of performance that are derived in accordance with GAAP.

	Three Months Ended March 31, 2013	Three Months Ended June 30, 2013	Six Months Ended June 30, 2013	Three Months Ended September 30, 2013	Nine Months Ended September 30, 2013	Three Months Ended December 31, 2013	Twelve Months Ended December 31, 2013
Reconciliation of EBITA, EBITDA and Adjusted EBITDA:
Net income from continuing operations attributable to common stock	$62,362	$62,484	$124,846	$84,910	$209,756	$162,301	$372,057
Interest expense	502	503	1,005	475	1,480	1,188	2,668
Interest income	(521)	(568)	(1,089)	(1,139)	(2,228)	(1,150)	(3,378)
Provision for income taxes	35,388	36,796	72,184	37,724	109,908	86,967	196,875
Amortization of intangible assets	4,888	4,667	9,555	6,613	16,168	9,697	25,865

EBITA	102,619	103,882	206,501	128,583	335,084	259,003	594,087
Depreciation expense	28,175	29,243	57,418	30,009	87,427	31,403	118,830

EBITDA	130,794	133,125	263,919	158,592	422,511	290,406	712,917
Acquisition and integration costs	607	1,121	1,728	2,449	4,177	3,968	8,145
Non-cash stock-based compensation	7,708	11,692	19,400	7,314	26,714	7,667	34,381
Gain on sale of Howard Energy	—	—	—	—	—	(112,744)	(112,744)

Adjusted EBITDA	$139,109	$145,938	$285,047	$168,355	$453,402	$189,297	$642,699

Quanta Services, Inc. and Subsidiaries
2015, 2014 and 2013 Backlog Recast for Discontinued Operations
(In millions)
(Unaudited)

Backlog is not a term recognized under United States GAAP; however, it is a common measurement used in Quanta’s industry. Quanta’s methodology for determining backlog may not be comparable to the methodologies used by other companies. Quanta’s backlog represents the amount of consolidated revenue that it expects to realize from future work under construction contracts, long-term maintenance contracts and master service agreements. These estimates include revenues from the remaining portion of firm orders not yet completed and on which work has not yet begun, as well as revenues from change orders, renewal options, and funded and unfunded portions of government contracts to the extent that they are reasonably expected to occur. For purposes of calculating backlog, Quanta includes 100% of estimated revenues attributable to consolidated joint ventures and variable interest entities.

The following table presents Quanta’s total backlog by reportable segment as of the end of the first quarter of 2015 and all four quarters of 2014 and 2013, along with an estimate of the backlog amounts expected to be realized within 12 months of each date (in millions):

	Backlog as of
	March 31,
	2015
	12 Month	Total
Electric Power Infrastructure Services	$3,232.5	$6,442.1
Oil and Gas Infrastructure Services	1,862.7	2,679.4

Backlog from continuing operations	$5,095.2	$9,121.5

	Backlog as of
	March 31,		June 30,		September 30,		December 31,
	2014		2014		2014		2014
	12 Month	Total	12 Month	Total	12 Month	Total	12 Month	Total

Electric Power Infrastructure Services	$3,398.9	$6,252.6	$3,301.2	$5,932.9	$3,521.8	$6,558.6	$3,395.1	$6,715.6
Oil and Gas Infrastructure Services	1,509.3	2,281.7	1,317.7	2,220.4	1,632.0	2,552.2	1,824.6	2,520.6

Backlog from continuing operations	$4,908.2	$8,534.3	$4,618.9	$8,153.3	$5,153.8	$9,110.8	$5,219.7	$9,236.2

	Backlog as of
	March 31,		June 30,		September 30,		December 31,
	2013		2013		2013		2013
	12 Month	Total	12 Month	Total	12 Month	Total	12 Month	Total

Electric Power Infrastructure Services	$2,800.4	$4,886.5	$2,709.9	$4,974.9	$2,962.3	$5,377.5	$3,388.7	$6,018.1
Oil and Gas Infrastructure Services	918.8	1,659.0	968.9	2,051.8	1,305.7	2,220.8	1,515.6	2,218.5

Backlog from continuing operations	$3,719.2	$6,545.5	$3,678.8	$7,026.7	$4,268.0	$7,598.3	$4,904.3	$8,236.6